KeyCorp Second Quarter 2019 Earnings Review July 23, 2019 Beth E. Mooney Don Kimble Chairman and Vice Chairman and Chief Executive Officer Chief Financial Officer

FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control.) Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2018 (“Form 10-K”) and in other filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. This presentation also includes certain non-GAAP financial measures related to “tangible common equity,” “cash efficiency ratio,” and certain financial measures excluding notable items. Notable items include certain revenue or expense items that may occur in a reporting period in which management does not consider indicative of ongoing financial performance. Management believes it is useful for the investment community to consider financial metrics with and without notable items in order to enable a better understanding of company results, facilitate comparability of period-to-period financial results, and to evaluate and forecast those results. Although Key has procedures in place to ensure that these measures are calculated using the appropriate GAAP or regulatory components, they have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of results under GAAP. For more information on these calculations and to view the reconciliations to the most comparable GAAP measures, please refer to the appendix of this presentation, or page 80 of our Form 10-K dated December 31, 2018. GAAP: Generally Accepted Accounting Principles 2

2Q19 Investor Highlights

Driving Returns

- Revenue reflects solid balance sheet growth and momentum in fee-based businesses
  - Average loans up 2% vs. PY reflecting broad-based C&I growth and strength in consumer, driven by Laurel Road and residential mortgage
    - Successful integration of Laurel Road acquisition: $400 MM originations in 2Q19
    - Momentum in residential mortgage: $1 B originations in 2Q19 (2x PQ & PY)
  - Average deposits up 5% vs. PY; reflecting growth in commercial and retail relationships
  - Strength in fees: investment banking and debt placement fees (record 2Q), cards and payments, and consumer mortgage
- Well-managed expenses reflect achievement of $200 MM cost savings target
  - Cash efficiency ratio of 58.7%[a] excl. notable items; on track to reach targeted cash efficiency range of 54-56% in 2H19

Strong Risk Management

- Continued strong asset quality: maintaining credit discipline and underwriting standards
  - Net charge-offs to average loans of .29%; portfolios continue to perform well
  - Nonperforming loans to period-end loans of .61%

Disciplined Capital Management

- Strong capital position with CET1 ratio of 9.60%[b]
- Completed $180 MM[c] of common share repurchases and declared quarterly dividend of $.17 per common share in 2Q19
- Planned capital actions 3Q19-2Q20: 9% common share dividend increase in 3Q19 (approved on 7/17/19 by Board) and up to $1 billion share repurchase program

(a) Non-GAAP measure and excludes notable items; see Appendix for detail and reconciliation
(b) 6/30/19 ratio is estimated
(c) Common share repurchase amount includes repurchases to offset issuances of common shares under our employee compensation plans

3

Financial Review 4

Financial Highlights

Continuing operations, unless otherwise noted

		2Q19	1Q19	2Q18	LQ Δ	Y/Y Δ
Profitability	EPS – assuming dilution	$ .40	$ .38	$ .44	5 %	(9) %
	EPS – excl. notable items[(a), (b)]	.44	.40	.44	10	-
	Cash efficiency ratio[(a)]	61.9 %	61.9 %	58.8 %	-	310 bps
	Cash efficiency –excl. notable items[(a), (b)]	58.7	60.2	58.4	(150) bps	30
	Return on average tangible common equity[(a)]	13.7	13.7	16.7	-	(304)
	ROTCE – excl. notable items[(a), (b)]	15.0	14.4	16.7	66	(161)
	Return on average total assets	1.19	1.18	1.41	1	(22)
	Net interest margin	3.06	3.13	3.19	(7)	(13)
Capital[(c)]	Common Equity Tier 1[(d)]	9.60 %	9.81 %	10.13 %	(21) bps	(53) bps
	Tier 1 risk-based capital[(d)]	11.05	10.94	10.95	11	10
	Tangible common equity to tangible assets[(a)]	8.59	8.43	8.32	16	27
Asset Quality	NCOs to average loans	.29 %	.29 %	.27 %	-	2 bps
	NPLs to EOP portfolio loans[(e)]	.61	.61	.62	-	(1)
	Allowance for loan and lease losses to EOP loans	.97	.98	1.01	(1) bps	(4)

EOP = End of Period

(a) Non-GAAP measure: see Appendix for reconciliation
(b) Excludes notable items; see Appendix for detail and reconciliations
(c) From consolidated operations
(d) 6/30/19 ratios are estimated
(e) Nonperforming loan balances exclude $518 million, $551 million, and $629 million of purchased credit impaired loans at June 30, 2019, March 31, 2019, and June 30, 2018, respectively

5

Loans Total Average Loans Highlights $ in billions $91 vs. Prior Year $90 $89 . Average loans up 2% from 2Q18 – Commercial balances reflect strong C&I growth (+5%) driven by broad-based growth with $80 middle-market clients, partially offset by a decline in commercial real estate – Consumer loans reflect growth from Laurel Road, residential mortgage, and indirect auto $70 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 vs. Prior Quarter Average C&I Loans . Average loans up 1% from 1Q19 $ in billions – C&I balances up 3% driven by broad-based growth with middle-market clients $50 $47 – Consumer loans reflect growth from Laurel Road $45 and residential mortgage $40 $30 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 6

Deposits Average Deposits Highlights $ in billions $110 . Deposit cost up 6 bps from 1Q19, reflecting: $110 1.00% – Continued migration of portfolio into higher-yielding $104 products .80% .82% $100 . Strong and stable deposit base .60% – 26% noninterest-bearing .40% – ~65% stable retail and low-cost escrow $90 .43% .20% vs. Prior Year $80 .00% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 . Average deposits up 5% from 2Q18 Total average deposits Cost of total deposits . Strength in consumer banking franchise and growth from commercial relationships 2Q19 Average Deposit Mix . Continued mix shift to higher-yielding deposit products $ in billions $13.7 vs. Prior Quarter $4.8 $28.0 34% . Average deposit balances up 2% vs. 1Q19 66% . Strength in consumer banking franchise and $63.1 growth from commercial relationships . Reflects elevated level of short-term deposits Noninterest-bearing Consumer NOW and MMDA Commercial Savings CDs and other time deposits 7

Net Interest Income and Margin

Net Interest Income & Net Interest Margin Trend (TE)

$ in millions; continuing operations



$28 $987
$17 $989
$1,000
$800
$600
$400
$200
$0
4.0%
3.5%
3.0%
2.5%
3.19%
3.10%
3.06%
3.01%
3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19
Net interest income (TE), excl. PAA
Purchase accounting accretion (PAA)
Reported NIM (TE)
NIM (TE); excl. PAA

	2Q18	3Q18	4Q18	2Q19	2Q19
NIM – reported	3.19%	3.18%	3.16%	3.13%	3.06%
PAA	.09	.09	.07	.07	.05
NIM – excl. PAA	3.10%	3.09%	3.09%	3.06%	3.01%

NII – reported ($MM)	$ 987	$993	$1,008	$985	$989
PAA	28	26	23	22	17[(a)]
NII – excl. PAA	$959	$967	$985	$963	$972

Highlights

- Excluding PAA, 2Q19 net interest income was $972 MM and net interest margin was 3.01%

vs. Prior Year

- Net interest income up $13 MM, or 1% from 2Q18, excl. PAA
  - Largely driven by higher interest rates and earning asset growth, partially offset by a lower NIM and lower loan fees

vs. Prior Quarter

- Net interest income up $9 MM, or 1%, from 1Q19, excl. PAA
  - Reflects higher earning asset balances and one additional day in the quarter, partially offset by higher interest bearing deposit costs

NIM Change vs. Prior Quarter	1Q19:	3.13%
Excess liquidity		(.03)
PAA (2Q vs. 1Q)		(.02)
Higher deposit costs and other		(.02)
Total change		(.07)
	2Q19:	3.06%

TE = Taxable equivalent PAA = Purchase accounting accretion

(a) 2Q19 purchase accounting accretion of $17 MM is made up of $14 MM related to contractual maturities and $3 MM related to prepayments

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Noninterest Income

Noninterest Income

$ in millions up / (down)	2Q19		vs. 2Q18		vs. 1Q19	
Trust and investment services income	$	122	$	(6)	$	7
Investment banking and debt placement fees		163		8		53
Service charges on deposit accounts		83		(8)		1
Operating lease income and other leasing gains		44		50		7
Corporate services income		53		(8)		(2)
Cards and payments income		73		2		7
Corporate-owned life insurance		33		1		1
Consumer mortgage income		10		3		2
Mortgage servicing fees		24		2		3
Other income		17		(82)		7
Total noninterest income	$	622	$	(38)	$	86
Notable items:						
Sale of insurance business		-	$	78		-
Lease residual loss		-		(42)		-
Total noninterest income excl. notable items[(a)]	$	622	$	(2)	$	86

Highlights

vs. Prior Year

- Noninterest income down $38 MM (-6%) from 2Q18
  - Excluding notable items in prior period, down $2 MM[(a)]
- Continued momentum in fee-based businesses
  - Investment banking and debt placement fees (+$8 MM), consumer mortgage income (+$3 MM), cards and payments (+$2 MM)
- Other income impacted by $78 MM gain from sale of Key Insurance and Benefits Services in 2Q18
- Operating lease income included $42 MM lease residual loss in 2Q18
- Trust and investment services income included $7 MM of KIBS revenue in 2Q18

vs. Prior Quarter

- Noninterest income up $86 MM (+16%) from 1Q19
- Investment banking and debt placement fees increased $53 MM to reach record second quarter
- Continued momentum in core fee-based businesses including cards and payments income and trust and investment services income, both up $7 MM

(a) Non-GAAP measure

9

Noninterest Expense Noninterest Expense Highlights $ in millions up / (down) 2Q19 vs. 2Q18 vs. 1Q19 vs. Prior Year Personnel $ 589 $ 3 $ 26 . Noninterest expense up $26 MM, or 3% Net occupancy 73 (6) 1 − Excluding notable items up $1 MM (a) Computer processing 56 5 2 Business services, professional fees 45 (6) 1 . Reflects impact of Key’s acquisition of Laurel Road in April 2019, largely offset by the Equipment 24 (2) - successful implementation of expense initiatives Operating lease expense 32 2 6 . Lower FDIC assessment reflecting elimination of Marketing 24 (2) 5 quarterly surcharge FDIC assessment 9 (12) 2 Intangible asset amortization 22 (3) - OREO expense, net 4 4 1 vs. Prior Quarter Other expense 141 43 12 . Noninterest expense up $56 MM, or 6% Total noninterest expense $ 1,019 $ 26 $ 56 (a) Notable Items: − Excluding notable items up $30 MM, or 3% Efficiency initiative expenses $ 50 28 24 . Reflects impact of Key’s acquisition of Laurel Road in April 2019 Laurel Road acquisition expenses $ 2 2 2 Sale of insurance business - (5) - . Higher personnel expense primarily related to incentive compensation from increased capital Total noninterest expense, excl. $ 967 $ 1 $ 30 (a) notable items markets activity . Seasonally higher marketing expense 10 (a) Non-GAAP measure

Credit Quality Net Charge-offs & Provision for Credit Losses Allowance for Loan and Lease Losses $ in millions 2Q19 allowance for loan losses to period-end loans of .97% $100 1.00% $887 $890 $900 250% $74 .80% $75 $64 $65 200% $60 .60% $800 $50 150% 163% 159% .40% 100% $700 $25 .29% .27% .20% 50% $0 .00% $600 0% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 NCOs Provision for credit NCOs to average loans Allowance for loan Allowance for loan and losses and lease losses lease losses to NPLs Nonperforming Loans (a) Acquired Loans $ in millions $ in millions $800 2.00% $100 1.00% 1.60% $545 $600 $561 $80 .80% $80 1.20% $73 $71 $68 $400 $61 $55 .60% .62% .61% .80% $60 $200 .50% .52% .53% .52% .50% .40% .48% .40% $0 .00% $40 .20% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 NPLs NPLs to period-end loans Allowance for Acquired loan allowance to acquired loans period-end acquired loans NCO = Net charge-off 11 (a) Nonperforming loan balances exclude $518 million and $629 million of purchased credit impaired loans at June 30, 2019, and June 30, 2018, respectively

Capital Common Equity Tier 1 (a) Highlights 12.00% . Strong capital position: CET1 ratio of 9.60% (a) at 6/30/2019 10.13% 10.00% 9.60% . Declared dividend of $0.17 per common share and repurchased $180 MM (c) in common shares in 2Q19 8.00% . Planned capital actions for 3Q19-2Q20 − 9% common share dividend increase, from $.17 to $.185 in 3Q19 (approved 7/17/19) 6.00% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 − A common share repurchase program of up to $1B Tangible Common Equity to Tangible Assets (b) Quarterly Common Share Dividend $0.20 +42% 2Q19 vs. 2Q18 10.00% 8.32% 8.59% $.17 $0.16 7.50% $.12 $0.12 5.00% $0.08 2.50% $0.04 0.00% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 (a) 6/30/19 ratios are estimated (b) Non-GAAP measure: see Appendix for reconciliation 12 (c) Common share repurchase amount includes repurchases to offset issuances of common shares under our employee compensation plans

FY2019 Outlook & Long-term Targets FY2019 outlook excludes the impact of 3Q19 activity disclosed in Key’s Form 8-K filing on 7/16/2019 FY 2019 Average Balance • Loans: average balances in the range of $90 B - $91 B Sheet • Deposits: average balances in the range of $108 B - $109 B Net Interest Income • Net interest income expected to be in the range of $4.0 B - $4.1 B (TE) • Outlook assumes one 25 bps interest rate decrease Noninterest Income • Expected to be in the range of $2.5 B - $2.6 B • Expected to be in the range of $3.85 B - $3.95 B Noninterest − Includes realization of $200 MM run-rate cost savings in 2H19 Expense − Achieve cash efficiency ratio target of 54 - 56% by 2H19 − Includes impact of Laurel Road acquisition • Net charge-offs to average loans below targeted range of 40 - 60 bps Credit Quality • Provision expected to slightly exceed net charge-offs Taxes • GAAP tax rate in the range of 18% - 19% Long-term Targets Positive operating Cash efficiency ratio: Moderate risk profile: ROTCE: Net charge-offs to avg. loans leverage 54% - 56% 16 - 19% targeted range of 40-60 bps 13

Appendix 14

Loan Portfolio Detail, at 6/30/19

Total Loans

$ in billions		6/30/19	% of total loans
Commercial and industrial	$	48.5	53
Commercial real estate		14.7	16
Commercial lease financing		4.6	5
Total Commercial	$	67.9	74
Residential mortgage		6.1	7
Home equity		10.6	11
Consumer direct		2.4	3
Credit card		1.1	1
Consumer indirect		4.0	4
Total Consumer	$	24.1	26

Home Equity

	Outstanding Balances		Average Loan Size	Average FICO	2008/ prior vintage
First lien	$ 6,252	59%	$ 70,473	774	15%
Second lien	4,323	41	46,285	774	26
Total home equity	$ 10,575				



Variable
53%
Fixed
47%

- Combined weighted-average LTV at origination: 70%
- $586 million in lines outstanding (8.5% of the home equity lines) come to end of draw period by 2Q21

Commercial Loans

Diversified Portfolio by Industry

Total commercial loans:



Utilities
Agriculture
Automotive
Transportation
Business Products
Business Services
Technology Media And Telecom
Chemicals
Construction
Consumer Discretionary
Real Estate
Consumer Services
Equipment
Public Sector
Finance
Other
Oil And Gas
Materials/ Extraction
Metals And Mining

Commercial Real Estate

- Focused on relationships with CRE owners
- Aligned with targeted industry verticals
- Primarily commercial mortgage; selective approach to construction
- Criticized non-accruals: 0.6% of period-end balances[(a)]



Construction
Commercial mortgage
66%
90%
6/30/2009
6/30/2019

Tables may not foot due to rounding

(a) Loan and lease outstandings; excludes purchase credit impaired loans from the First Niagara acquisition

15

Investment Portfolio Average Total Investment Securities Highlights $ in billions . Portfolio composed primarily of GNMA and GSE- $32.1 $32.0 $29.7 2.75% backed MBS and CMOs 2.49% ‒ Primarily fixed rate $24.0 2.50% ‒ GNMA 41% of 2Q19 average balances 2.22% $16.0 2.25% . Portfolio used for funding and liquidity management: $8.0 2.00% ‒ Securities cash flows of $1.1 B in 2Q19 $0.0 1.75% – Reinvesting cash flows into High Quality Liquid 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 Assets Average AFS securities Average yield (a) . Replaced cash flows at higher yields during 2Q19 Average HTM securities − Yield on new investments ~50 bps higher than Securities to Total Assets (b) maturities − Portfolio yield has increased 27 bps from prior 25% year 22% 22% . Portfolio average life of 4.3 years and duration of 20% 3.7 years at 6/30/2019 15% 10% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 (a) Yield is calculated on the basis of amortized cost 16 (b) Includes end-of-period held-to-maturity securities at amortized cost and available-for-sale securities at fair value

Asset & Liability Management Positioning

Balanced positioning supports strong, stable net interest margin

Business and Balance Sheet Highlights

- Strong, low-cost deposit base
  - $82 B interest-bearing deposits at 110 bps
  - $28 B noninterest-bearing deposits
  - Cumulative interest-bearing deposit beta of 38%
  - ~65% stable retail and low-cost escrow
  - >85% from markets where Key maintains top-5 deposit or branch share
- Relationship-oriented lending franchise
  - Distinctive commercial capabilities drive C&I loan growth and ~70% floating-rate loan mix
  - Laurel Road addition enhances fixed rate loan volumes with an attractive profile
- Disciplined balance sheet management with recurring re-investment opportunities
  - $32 B securities portfolio is >99% government-guaranteed and generates ~$400 MM cash flows per month
  - Discretionary hedge activities help moderate interest rate risk exposure and lock in spreads on new business.

Positioning

- Actively hedging to reduce current and future exposure to declining rates
  - Executed ~$3B in interest rate swaps and floors in 2Q19
  - ~$15B in hedge executions since 3Q18 significantly reduced declining rate exposure
- Reducing asset sensitivity as the curve flattens and economic growth slows
  - Lower level of exposure due to a more balanced rate outlook
  - Net interest income upside as reinvestment rates continue to exceed run off rates for fixed rate loans and securities
  - Higher deposit betas have reduced the benefit to rising short term interest rates

Balanced interest rate risk position:
NII impact of less than 1% for a 100 bps parallel increase or decrease from current rate levels over 12 months

17

Credit Quality Trends Delinquencies to Period-end Total Loans Criticized Outstandings (a) to Period-end Total Loans Continuing operations Continuing operations .80% 6.0% .60% .49% 4.0% 3.5% .40% .33% 2.7% 2.0% .20% .12% .08% .00% .0% 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 30 – 89 days delinquent 90+ days delinquent Metric (b) 2Q19 1Q19 4Q18 3Q18 2Q18 Delinquencies to EOP total loans: 30-89 days .33% .32% .35% .41% .49 % Delinquencies to EOP total loans: 90+ days .08 .13 .13 .10 .12 NPLs to EOP portfolio loans (c) .61 .61 .61 .72 .62 NPAs to EOP portfolio loans + OREO + Other NPAs (c) .66 .66 .64 .75 .65 Allowance for loan losses to period-end loans .97 .98 .99 .99 1.01 Allowance for loan losses to NPLs 158.6 161.1 162.9 137.5 162.8 (a) Loan and lease outstandings; excludes purchase credit impaired loans from the First Niagara acquisition (b) From continuing operations (c) Nonperforming loan balances exclude $518 million, $551 million, $575 million, $606 million, and $629 million of purchased credit impaired loans at June 30, 18 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively

Credit Quality

Credit Quality by Portfolio

$ in millions	Period-end loans	Average loans	Net loan charge-offs	Net loan charge-offs[b]/ average loans (%)	Nonperforming loans[c]	Ending allowance[d]	Allowance / period-end loans[d] (%)	Allowance / NPLs (%)
	6/30/19	2Q19	2Q19	2Q19	6/30/19	6/30/19	6/30/19	6/30/19
Commercial and industrial[a]	$ 48,544	$ 47,227	$ 24	0.20%	$ 189	$ 549	1.13%	290.48%
Commercial real estate:								
Commercial Mortgage	13,299	13,866	-	-	85	139	1.05	163.53
Construction	1,439	1,423	-	-	2	24	1.67	N/M
Commercial lease financing[e]	4,578	4,476	14	1.25	7	35	.76	500.00
Real estate – residential mortgage	6,053	5,790	1	.07	62	7	.12	11.29
Home equity	10,575	10,701	4	.15	191	36	.34	18.85
Consumer direct loans	2,350	2,352	8	1.36	3	32	1.36	N/M
Credit cards	1,096	1,091	10	3.68	2	44	4.01	N/M
Consumer indirect loans	4,003	3,859	4	.42	20	24	.60	120.00
Continuing total	$ 91,937	$ 90,785	$ 65	.29%	$ 561	$ 890	.97%	158.65%
Discontinued operations	964	983	3	1.22	7	12	1.24	171.43
Consolidated total	$ 92,901	$ 91,768	$ 68	.30%	$ 568	$ 902	.97%	158.80%

N/M = Not meaningful

(a) 6/30/19 ending loan balance includes $143 million of commercial credit card balances; average loan balance includes $141 million of assets from commercial credit cards
(b) Net loan charge-off amounts are annualized in calculation
(c) 6/30/19 NPL amount excludes $518 million of purchased credit impaired loans
(d) 6/30/19 allowance by portfolio is estimated
(e) Commercial lease financing includes receivables held as collateral for a secured borrowing of $11 million at June 30, 2019. Principal reductions are based on the cash payments received from these related receivables

19

GAAP to Non-GAAP Reconciliation Three months ended $ in millions 6/30/2019 3/31/2019 6/30/2018 Notable Items Efficiency initiative expenses $ (50) $ (26) $ (22) Laurel Road acquisition expenses (2) - - Sale of insurance business (net) - - 73 Lease residual loss - - (42) Total notable items $ (52) $ (26) $ 9 Income taxes (12) (6) 7 Total notable items after tax $ (40) $ (20) $ 2 Earnings per common share (EPS) excluding notable items EPS from continuing operations attributable to Key common shareholders ─ assuming dilution $ 40 $ .38 $ .44 Add: EPS impact of notable items .04 .02 - EPS from continuing operations attributable to Key common shareholders excluding notable items (non-GAAP) $ .44 $ .40 $ .44 Tangible common equity to tangible assets at period end Key shareholders' equity (GAAP) $ 16,969 $ 15,924 $ 15,100 Less: Intangible assets (a) 2,952 2,804 2,858 Preferred Stock (b) 1,856 1,421 1,009 Tangible common equity (non-GAAP) $ 12,161 $ 11,699 $ 11,233 Total assets (GAAP) $ 144,545 $ 141,515 $ 137,792 Less: Intangible assets (a) 2,952 2,804 2,858 Tangible common equity to tangible assets ratio (non-GAAP) $ 141,593 $ 138,711 $ 134,934 Tangible common equity to tangible assets ratio (non-GAAP) 8.59% 8.43% 8.32% (a) For the three months ended June 30, 2019, March 31, 2019, and June 30, 2018, intangible assets exclude $10 million, $12 million, and $20 million, respectively, of period-end purchased credit card receivables 20 (b) Net of capital surplus

GAAP to Non-GAAP Reconciliation Three months ended 6/30/2019 3/31/2019 6/30/2018 $ in millions Average tangible common equity Average Key shareholders' equity (GAAP) $ 16,531 $ 15,702 $ 15,032 Less: Intangible assets (average) (a) 2,959 2,813 2,883 Preferred Stock (average) 1,762 1,450 1,025 Average tangible common equity (non-GAAP) $ 11,810 $ 11,439 $ 11,124 Return on average tangible common equity from continuing operations Net income (loss) from continuing operations attributable to Key common shareholders (GAAP) $ 403 $ 386 $ 464 Plus: Notable items, after tax 40 20 (2) Net income (loss) from continuing operations attributable to Key common shareholders excl. notable items $ 443 $ 406 $ 462 Average tangible common equity (non-GAAP) 11,810 11,439 11,124 Return on average tangible common equity from continuing operations (non- GAAP) 13.69% 13.69% 16.73% Return on average tangible common equity from continuing operations excl. notable items (non- GAAP) 15.05% 14.39% 16.66% Cash efficiency ratio Noninterest expense (GAAP) $ 1,019 $ 963 $ 993 Less: Intangible asset amortization 22 22 25 Adjusted noninterest expense (non-GAAP) $ 997 $ 941 $ 968 Less: Notable items 52 26 27 Adjusted noninterest expense (non-GAAP) $ 945 $ 915 $ 941 Net interest income (GAAP) $ 981 $ 977 $ 979 Plus: Taxable-equivalent adjustment 8 8 8 Noninterest income 622 536 660 Total taxable-equivalent revenue (non-GAAP) $ 1,611 $ 1,521 $ 1,647 Plus: Notable items - - (36) Adjusted total taxable-equivalent revenue (non-GAAP) $ 1,611 $ 1,521 $ 1,611 Cash efficiency ratio (non-GAAP) 61.9% 61.9% 58.8% Cash efficiency ratio excluding notable items (non-GAAP) 58.7% 60.2% 58.4% (a) For the three months ended ended June 30, 2019, March 31, 2019, and June 30, 2018, average intangible assets exclude $11 million, $13 million, and $21 21 million, respectively, of average purchased credit card receivables